AXS All Terrain ETF (Ticker TERX)

AXS SPAC and New Issue ETF (Ticker: SPCX)

Each a series of Investment Managers Series Trust II

Supplement dated February 1, 2023 to the

Prospectus and Statement of Additional Information, each dated February 1, 2023.

Shares of the each of the AXS All Terrain ETF and the AXS SPAC and New Issue ETF are not currently offered or available for purchase on the secondary market.

Please retain this Supplement for future reference.